Exhibit 10.2

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
SUPPLEMENTAL AGREEMENT NO. 15

to

Purchase Agreement No. 3219

between

THE BOEING COMPANY

and
AMERICAN AIRLINES, INC.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 15 (SA-15) is made between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing), and AMERICAN AIRLINES, INC, a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3219 dated October 15, 2008, relating to Boeing Model 787 aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified in such Purchase Agreement;
WHEREAS, Letter Agreement AAL-PA-3219-LA-2001170 entitled “[****]” is being entered into in order provide for [****] for the 787-8 Aircraft identified in Table 6 and, if applicable, any [****] (as defined in Letter Agreement AAL-PA-03219-LA-1804779) [****] by Customer where Customer has [****] (as defined in Letter Agreement AAL-PA-03219-LA-1802262); and
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

PA 3219     SA-15         Page 1
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.	Table of Contents.
The Table of Contents referencing SA-13 in the footer is deleted in its entirety and is replaced with the new Table of Contents (attached hereto) referencing SA-15 in the footer. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

2.	Letter Agreements.
Letter Agreement AAL-PA-3219-LA-2001170 entitled “[****]” (attached hereto) referencing SA-15 in its footer, is hereby incorporated into the Purchase Agreement.

3.	Effect on Purchase Agreement
Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof and may be changed only in writing signed by authorized representatives of the parties.

The rest of this page is left intentionally blank.

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AGREED AND ACCEPTED

March 16, 2020
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	VP, Treasurer
Title	Title

PA 3219     SA-15         Page 3
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
1.	Quantity, Model and Description	SA-3
2.	Delivery Schedule	SA-3
3.	Price	SA-3
4.	Payment	SA-3
5.	Miscellaneous	SA-3
6.	Confidential Treatment

TABLE
~~1.~~	~~Aircraft Information Table – TRENT~~ WITHDRAWN	SA-2
1(R7)	787-9 Aircraft Information Table – GENX
2(R1)	787-8 Aircraft Information Table – GENX ([****] (12) 787-8 Aircraft)	SA-5
3(R1)	787-8 Aircraft Information Table – GENX ([****] Eight (8) 787-8 Aircraft, yielding Twenty (20) 787-8 Aircraft)	SA-5
4	WITHDRAWN	SA-6
5 6(R1)	2018 787-9 [****]Aircraft Information Table – GENX 2018 787-8 [****] Aircraft Information Table-GENX	SA-11 SA-12

EXHIBIT
A(R3).	Aircraft Configuration for [****] Aircraft	SA-11
A2(R5)	Aircraft Configuration for [****] Aircraft	SA-12
B(R1).	Aircraft Delivery Requirements and Responsibilities	SA-3
C(R1).	Defined Terms	SA-3

SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1(R1).	Buyer Furnished Equipment Variables 787-9	SA-3
BFE2.	Buyer Furnished Equipment Variables 787-8	SA-3
CS1.	787 Customer Support Document
EE1.	[****]
~~EE1~~.	[****]-WITHDRAWN	SA-2
EE2.	[****]	SA-4
SLP1.	Service Life Policy Components

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TABLE OF CONTENTS, continued

LETTER AGREEMENTS		SA NUMBER
3219-01	[****]
3219-02	Special Terms – Seats and In-Flight Entertainment
3219-04	[****]
3219-05R1	Spare Parts Commitments	SA-3
3219-06R1	Spare Parts Initial Provisioning	SA-3
~~3219-08R2~~	~~Open Configuration Matters~~ WITHDRAWN	SA-8
~~6-1162-AKP-071R1~~	[****] Terminated per AAL-PA-1977-LA-1105595
~~6-1162-AKP-072R2~~	[****] Terminated per AAL-PA-1977-LA-1105595
6-1162-AKP-073R1	Accident Claims and Litigation
~~6-1162-CLO-1031R1~~	[****] WITHDRAWN	SA-2 SA-3
~~6-1162-CLO-1032R1~~	[****] Terminated	SA-3
6-1162-CLO-1039	[****]
6-1162-CLO-1042	[****]
6-1162-CLO-1043R1	787 Inspection Process	SA-3
6-1162-CLO-1045R1	[****]	SA-2
~~6-1162-CLO-1046~~	~~SA-eE, COTS Software and End User License Matters~~ WITHDRAWN	SA-3
6-1162-CLO-1047R4	[****]	SA-11
~~6-1162-CLO-1048~~	~~Final Matters~~ WITHDRAWN	SA-2
6-1162-CLO-1049R2	CS1 Matters	SA-6
6-1162-TRW-0664R2	Aircraft Purchase Rights and Substitution Rights	SA-11
	~~Attachment A(R2) – MADP Exercise Dates~~ WITHDRAWN	SA-11
	~~Attachment B(R2) – QADP Exercise Dates~~ WITHDRAWN	SA-11
	~~Attachment C(R3) – MADP & QADP Rights Aircraft:  Description/Price Data~~ Attachment C(R4)	SA-11

P.A. No. 3219     SA-15
Table of Contents         Page 2
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TABLE OF CONTENTS, continued

	Attachment D – Form of Purchase Agreement Supplement	SA-11
	Attachment E – Letter Agreements To Be Included In Purchase Agreement Supplement	SA-6
~~6-1162-TRW-0665~~	[****] WITHDRAWN	SA-3
~~6-1162-TRW-0666~~	[****] WITHDRAWN	SA-3
6-1162-TRW-0667R3	[****]	SA-11
6-1162-TRW-0668R1	Special Matters Relating to COTS Software and End User License Agreements	SA-3
6-1162-TRW-0670R1	Miscellaneous Commitments for Model 787 Aircraft	SA-3
~~6-1162-TRW-0671~~	[****] WITHDRAWN	SA-3
6-1162-TRW-0672R1	Promotional Support Agreement	SA-3
6-1162-TRW-0673R1	Confidentiality	SA-3
6-1162-TRW-0674R4	Business Considerations	SA-11
AAL-PA-3219-LA-08836R2	[****]	SA-11
AAL-PA-3219-LA-08837R1	[****]	SA-6
AAL-PA-3219-LA-08838	[****]	SA-3
AAL-LA-1106678	Assignment Matters	SA-3
AAL-PA-3219-LA-1302236R2	[****]	SA-13
AAL-PA-3219-LA-1604503R1	787 [****] Matters	SA-8
AAL-PA-03219-LA-1701988	[****]	SA-10
AAL-PA-03219_LA-1804779	[****]	SA-11
AAL-PA-03219-LA-1802262R1	[****]	SA-12
AAL-PA-03219-LA-1802492	Open Configuration Matters	SA-11
AAL-PA-3219-LA-2001170	[****]	SA-15

P.A. No. 3219     SA-15
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TABLE OF CONTENTS, continued

ATTACHMENTS
Attachment 1	Schedule for [****] of 787-9 MADP Rights	SA-11
Attachment 2	Schedule for [****] of 787-9 QADP Rights	SA-11
Attachment 3	787-9 Purchase Rights Aircraft [****] Schedule	SA-11

P.A. No. 3219     SA-15
Table of Contents         Page 4
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The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207
________________________________________________________________________________________________________________________________________________________________

AAL‑PA‑3219‑LA‑2001170
American Airlines, Inc.
P.O. Box 619616
Dallas‑Fort Worth Airport, Texas 75261‑9616

Subject:	[****]

Reference:	Purchase Agreement No. PA‑3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
For the aircraft set forth on Table 6 and any [****] Aircraft (as defined in Letter Agreement AAL-PA-03219-LA-1804779) [****] by Customer where Customer [****] (as defined in Letter Agreement AAL-PA-03219-LA-1802262) (collectively, Aircraft), Boeing agrees to provide Customer with the [****] in Attachment A. [****].

1.	Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

2.	Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

P.A. No. 3219                    SA-15             AAL-PA-3219-LA-2001170
[****]         Page 1
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Very truly yours,

THE BOEING COMPANY

By: /s/ The Boing Company

Its:          Attorney‑In‑Fact

ACCEPTED AND AGREED TO this
Date:    March 16, 2020__
AMERICAN AIRLINES, INC.

By:   /s/ American Airlines, Inc.

Its:    VP, Treasurer

P.A. No. 3219                    SA-15             AAL-PA-3219-LA-2001170
[****]         Page 2
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Attachment A to Letter Agreement
No. AAL-PA-3219-LA-2001170
[****]

[****]
FOR American Airlines, Inc.

SECTION CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	[****]

4	[****]

5	AIRCRAFT CONFIGURATION

6	GUARANTEE CONDITIONS

7	GUARANTEE COMPLIANCE

8	EXCLUSIVE GUARANTEES

P.A. No. 3219
AERO-B-BBA4-M20-0008     SS20-0014
BOEING PROPRIETARY
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Attachment A to Letter Agreement
No. AAL-PA-3219-LA-2001170
[****]

1        AIRCRAFT MODEL APPLICABILITY
The guarantees contained in this Attachment (the "[****]") are applicable to the [****].
2        FLIGHT PERFORMANCE
2.1        [****]

2.1.1	The FAA-approved [****]:
[****]

2.1.2	The FAA-approved [****]:
[****]

2.1.3	The FAA-approved [****]:
[****]

2.1.4	The FAA-approved [****]:
[****]

2.2 [****]
The FAA-approved [****]:
[****]
2.3        Mission
2.3.1        Mission Payload
The payload for a stage length of [****] nautical miles in still air (representative of a Dallas to Tokyo route) using the conditions and operating rules defined below, will not be less than the following guarantee value:
[****]
[****]
[****]

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Attachment A to Letter Agreement
No. AAL-PA-3219-LA-2001170
[****]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Takeoff:	[****]
[****]
[****]
[****]
[****]
The takeoff gross weight will conform to FAA Regulations.
Climbout Maneuver:	[****]
Climb:	[****]
[****]
[****]
[****]
[****]
Cruise:	[****]
[****]
[****]
[****]
Descent:	[****]

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Attachment A to Letter Agreement
No. AAL-PA-3219-LA-2001170
[****]

[****]
[****]
Approach and Landing Maneuver:	[****]
[****]
Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following will be used as fixed quantities and allowances:
Taxi-Out: [****]
Takeoff and Climbout Maneuver: [****] [****]
Approach and Landing Maneuver: [****]
Taxi-In (will be consumed from the reserve fuel): [****]
Usable reserve fuel remaining upon completion of the approach and landing maneuver: [****]
[****]
2.3.2        Mission Block Fuel
The block fuel for a stage length of [****] pound payload using the conditions and operating rules defined below, will not be more than the following guarantee value:
[****]
[****]
[****]

P.A. No. 3219
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Attachment A to Letter Agreement
No. AAL-PA-3219-LA-2001170
[****]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.
Takeoff:	[****]
The takeoff gross weight is not limited by the airport conditions.
Maximum takeoff thrust is used for the takeoff.
The takeoff gross weight will conform to FAA Regulations.
Climbout Maneuver:	[****]
Climb:	[****]
[****]
[****]
[****]
[****]
Cruise:	[****]
[****]
[****]
[****]

P.A. No. 3219
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Attachment A to Letter Agreement
No. AAL-PA-3219-LA-2001170
[****]

[****]
Descent:	[****]
[****]
[****]
[****]
Approach and Landing Maneuver:	[****]
[****]
Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following will be used as fixed quantities and allowances:
Taxi-Out: [****]
Takeoff and Climbout Maneuver: [****] [****]
Approach and Landing Maneuver: [****]
Taxi-In (will be consumed from the reserve fuel): [****]
Usable reserve fuel remaining upon completion of the approach and landing maneuver: [****]
[****]

2.3.3    Operational Empty Weight Basis

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Attachment A to Letter Agreement
No. AAL-PA-3219-LA-2001170
[****]

The Operational Empty Weight (OEW) derived in paragraph 2.3.4 is the basis for the mission guarantees of paragraphs 2.3.1 through 2.3.2.

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Attachment A to Letter Agreement
No. AAL-PA-3219-LA-2001170
[****]

2.3.4        [****] Weight Summary - American Airlines

pounds

Standard Model Specification MEW	[****]
[****]
[****]

[****]
[****]
[****]
[****]

[****]
[****]	[****]
[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
American Airlines [****]	[****]

Standard and Operational Items Allowance (Paragraph 2.3.5)	[****]

American Airlines [****]	[****]

	[****]	[****]	[****]

[****]			[****]

[****]	[****]	[****]
[****]	[****]	[****]

[****]	[****]	[****]
[****]	[****]	[****]

[****]	[****]	[****]

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Attachment A to Letter Agreement
No. AAL-PA-3219-LA-2001170
[****]

[****]	[****]	[****]

2.3.5	Standard and Operational Items Allowance

	quantity	pounds	pounds	pounds

Standard Items Allowance				[****]

Unusable Fuel			[****]
Oil			[****]
Oxygen Equipment			[****]
Miscellaneous Equipment			[****]
Galley Structure and Fixed Inserts			[****]

Operational Items Allowance				[****]

Crew and Crew Baggage			[****]
Flight Crew (Inc. Baggage)	[****]	[****]
Cabin Crew (Inc. Baggage)	[****]	[****]
Flight Crew Briefcase	[****]	[****]
Catering Allowance & Removable Inserts: Pacific Meal Service			[****]
Business Class	[****]	[****]
Premium Class	[****]	[****]
Economy Class	[****]	[****]
Passenger Service Equipment ([****] lb. ea.)			[****]
Potable Water - [****]			[****]
Waste Tank Disinfectant			[****]
Emergency Equipment (Includes Over Water Equip.)			[****]
Cargo System			[****]
Containers ([****] lb ea.)		[****]
Total Standard and Operational Items Allowance				[****]

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Attachment A to Letter Agreement
No. AAL-PA-3219-LA-2001170
[****]

3	[****]
[****]
4        [****]

4.1	[****]
[****]

4.2	[****]
[****]
[****]

4.3	[****]
[****]
[****]

4.4	[****]
[****]
[****]
[****]                    [****]
[****]
[****]

[****]                    [****]
[****]
[****]

[****]                    [****]
[****]
[****]

[****]                    [****]
[****]
[****]

P.A. No. 3219
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Attachment A to Letter Agreement
No. AAL-PA-3219-LA-2001170
[****]

[****]                    [****]
[****]
[****]

[****]                    [****]
[****]
[****]

4.5	[****]
[****]:
[****]                                [****]
[****]                    [****]
[****]
[****]

[****]                    [****]
[****]
[****]

[****]                    [****]
[****]
[****]

[****]                    [****]
[****]
[****]

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Attachment A to Letter Agreement
No. AAL-PA-3219-LA-2001170
[****]

5        AIRCRAFT CONFIGURATION

5.1
The guarantees contained in this Attachment [****], Model 787-8, 787-9, 787-10", dated [****] plus [****]. [****] will be made for [****] such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement [****].

5.2	[****]
(1)    Changes to the [****] or any other changes [****] or otherwise allowed by the Purchase Agreement.
(2)    The difference between [****] given in Appendix E of the Detail Specification [****].
6        GUARANTEE CONDITIONS

6.1	All guaranteed performance data [****] and specified variations therefrom; altitudes are pressure altitudes.

6.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, [****].

6.3
In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft [****].

6.4	The [****] guarantees and the [****] of the mission guarantees are based on the following, unless otherwise specified:

•	[****]

•	[****]

•	[****]

•	[****]

•	[****]

•	[****]

•	[****]

•	[****]

•	[****]

•	[****]

•	[****]

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Attachment A to Letter Agreement
No. AAL-PA-3219-LA-2001170
[****]

6.5	The [****] guarantee and the [****] of the mission guarantees are based on the following, unless otherwise specified:

•	[****]

•	[****]

•	[****]

•	[****]

•	[****]

•	[****]

•	[****]

6.6	[****]

6.7	[****]

6.8	[****]

6.9	[****]

6.10	[****]

6.11	[****]
7        GUARANTEE COMPLIANCE

7.1
Compliance with the guarantees of Section 2, 3 and 4.2 and 4.3 will be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6.

7.2	Compliance with the following guarantees or portions of such guarantees will be based on the FAA-approved Airplane Flight Manual for the Model [****] aircraft:

•	Takeoff

•	Landing

•	The takeoff portion of the mission conditions

•	Community Sound Levels

7.3	[****]

7.4	[****]

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Attachment A to Letter Agreement
No. AAL-PA-3219-LA-2001170
[****]

7.5	[****]

7.6	[****]

7.7
The data derived from tests will be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.8	Compliance with the guarantees for [****]. Upon request, customer may review adjustment calculations.

7.9	Compliance will be based on the [****], and will not be [****] its manufacturer's performance specification.
8        EXCLUSIVE GUARANTEES
The only [****] applicable to the Aircraft are those set forth in this Attachment.

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